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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JULY 5, 2002

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                          RELIANT ENERGY, INCORPORATED
             (Exact name of registrant as specified in its charter)

            TEXAS                         1-3187                74-0694415
(State or other jurisdiction     (Commission File Number)     (IRS Employer
      of incorporation)                                     Identification No.)


                        1111 LOUISIANA
                        HOUSTON, TEXAS                             77002
           (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (713) 207-3000

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ITEM 5.           OTHER EVENTS.

         Reliant Energy, Incorporated (Reliant Energy) is filing this Current Report on Form 8-K concurrently with the filing of its amended Annual Report on Form 10-K/A for its fiscal year ended December 31, 2001 (2001 10-K/A) in order to provide updated information regarding certain investigations, litigation and governmental proceedings involving Reliant Energy and/or its subsidiaries, including its approximate 83% owned subsidiary Reliant Resources, Inc. (Reliant Resources). Reliant Energy and its subsidiaries are collectively referred to in this Current Report as the "Company."

         The Company is party to numerous lawsuits and regulatory proceedings relating to its trading and marketing activities, including (i) certain same-day commodity trading transactions in which it engaged in 1999, 2000 and 2001 involving purchases and sales with the same counterparty for the same volume at substantially the same price (round trip trades), as more fully described in
Note 1 to the Company's consolidated financial statements included in the 2001 10-K/A, (ii) a series of four structured transactions engaged in by the Company that were inaccurately accounted for as cash flow hedges for the period May 2001 through September 2001 (structured transactions), as more fully described in Reliant Energy's March 15, 2002 Current Report on Form 8-K, and (iii) its activities in the California wholesale market. In addition, various state and federal governmental agencies have commenced investigations relating to such activities. These lawsuits, proceedings and investigations are currently the subject of intense, highly-charged media and political attention. Their ultimate outcome cannot be predicted at this time. Additional information regarding certain of these matters is set forth below.

         In June 2002, Reliant Energy and Reliant Resources were advised by the Securities and Exchange Commission (SEC) that it had issued a formal order in connection with its investigation of the Company's financial reporting, internal controls and related matters. The Company understands the investigation is focused on Reliant Resources' round trip trades and structured transactions. These matters were previously the subject of an informal inquiry by the SEC. The Company is cooperating with the SEC staff.

         As part of the Commodity Futures Trading Commission's (CFTC) industry wide investigation, the CFTC has subpoenaed documents and requested information on the Company's natural gas and power trading activities, including the round trip trades, occurring since January 1, 1999. The Company is cooperating with the CFTC staff.

         In connection with the Federal Energy Regulatory Commission (FERC) industry wide investigation into potential manipulation of electric and natural gas prices in the West region for the period January 1, 2000 forward, the Company has provided information to the FERC about its trading activities in the Western United States during 2000 and 2001. The Company is cooperating with the FERC.
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         Reliant Resources has received subpoenas from United States Attorneys requesting documents pertaining to the round trip trades, and the Company anticipates investigations of energy trading activities by Reliant Resources and numerous other companies that parallel those of the SEC, the CFTC and the FERC. The Company is cooperating with the offices of the United States Attorneys that have issued the subpoenas.

         In May and June 2002, ten class action lawsuits were filed on behalf of purchasers of securities of Reliant Resources and/or Reliant Energy. Also, the Company is aware that at least one additional class action lawsuit has been filed in July 2002. Reliant Resources and several of its executive officers are named as defendants. Reliant Energy is also named as a defendant in three of the lawsuits. Two of the lawsuits also name as defendants the underwriters of Reliant Resources' initial public offering that closed in May 2001. One of those two lawsuits also names Reliant Resources' and Reliant Energy's independent auditors as a defendant. The dates of filing of these lawsuits are as follows: two lawsuits on May 15, 2002; two lawsuits on May 16, 2002; one lawsuit on May 17, 2002; one lawsuit on May 20, 2002; one lawsuit on May 21, 2002; one lawsuit on May 23, 2002; one lawsuit on June 19, 2002; one lawsuit on June 20, 2002; and one lawsuit on July 1, 2002. Ten of the lawsuits were filed in the United States District Court, Southern District of Texas, Houston Division. One lawsuit was filed in the United States District Court, Eastern District of Texas, Texarkana Division.

         The complaints allege that the defendants overstated the revenues of Reliant Resources by including transactions involving the purchase and sale of commodities with the same counterparty at the same price and that Reliant Resources improperly accounted for certain other transactions, among other things. The complaints seek monetary damages and, in one of the lawsuits rescission, on behalf of a putative class. In eight of the lawsuits, the putative class is composed of persons who purchased or otherwise acquired Reliant Resources and/or Reliant Energy securities during specified class periods. The three lawsuits that include Reliant Energy as a named defendant were also filed on behalf of purchasers of securities of Reliant Resources and/or Reliant Energy during specified class periods.

         Additionally, in May and June 2002, four class action lawsuits were filed on behalf of purchasers of securities of Reliant Energy. Reliant Energy and several of its executive officers are named as defendants. The dates of filing of the four lawsuits are as follows: one on May 16, 2002; one on May 21, 2002; one on June 13, 2002; and one on June 17, 2002. The lawsuits were filed in the United States District Court, Southern District of Texas, Houston Division. The complaints allege that the defendants violated federal securities laws by issuing false and misleading statements to the public. The plaintiffs allege that the defendants made false and misleading statements as part of an alleged scheme to artificially inflate the trading volumes and revenues of Reliant Resources by including transactions involving the purchase and sale of commodities with the same counterparty at the same price, to spin-off Reliant Resources to avoid exposure to Reliant Resources' liabilities and to cause the price of Reliant Resources' stock to


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rise artificially, among other things. The complaints seek monetary damages on behalf of persons who purchased Reliant Energy securities during specified class periods.

         In May 2002, three class action lawsuits were filed on behalf of participants in various employee benefits plans sponsored by Reliant Energy. Reliant Energy and its directors are named as defendants in all of the lawsuits. Reliant Resources is named as a defendant in two of the lawsuits. The lawsuits were filed on May 29, 2002, May 30, 2002, and May 31, 2002. All of the lawsuits were filed in the United States District Court, Southern District of Texas, Houston Division. The complaints allege that the defendants breached their fiduciary duties to various employee benefits plans sponsored by Reliant Energy, in violation of the Employee Retirement Income Security Act. The plaintiffs allege that the defendants permitted the plans to purchase or hold securities issued by Reliant Energy when it was imprudent to do so, including after the prices for such securities became artificially inflated because of alleged securities fraud engaged in by the defendants. The complaints seek monetary damages for losses suffered by a putative class of plan participants whose accounts held Reliant Energy or Reliant Resources securities, as well as equitable relief in the form of restitution.

         In May 2002, a derivative action was filed against the directors and independent auditors of Reliant Resources. The lawsuit was filed on May 17, 2002, in the 269th Judicial District, Harris County, Texas. The petition alleges that the defendants breached their fiduciary duties to Reliant Resources. The shareholder plaintiff alleges that the defendants caused Reliant Resources to conduct its business in an imprudent and unlawful manner, including allegedly failing to implement and maintain an adequate internal accounting control system, engaging in transactions involving the purchase and sale of commodities with the same counterparty at the same price, and disseminating materially misleading and inaccurate information regarding Reliant Resources' revenue and trading volume. The petition seeks monetary damages on behalf of Reliant Resources.


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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) Exhibits.

                  None.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        RELIANT ENERGY, INCORPORATED




Date: July 5, 2002                      By:      /s/ Hugh Rice Kelly
                                           ---------------------------------
                                            Hugh Rice Kelly
                                            Executive Vice President,
                                            General Counsel and Corporate
                                            Secretary